Exhibit 99.2

                  STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL
                   OFFICER REGARDING FACTS AND CIRCUMSTANCES
                       RELATING TO EXCHANGE ACT FILINGS


I, Peter W. Keegan, Senior Vice President and Chief Financial Officer (principal financial officer), of Loews Corporation, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Loews Corporation, and, except as corrected or supplemented in a subsequent covered report:

No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

Annual Report on Form 10-K for the year ended December 31, 2001 of Loews Corporation;

All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Loews Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

Any amendments to any of the foregoing.

/s/ Peter W. Keegan
-----------------------               Subscribed and sworn to before
Peter W. Keegan                       me this 13th day of August, 2002


                                      Carol Doktorski
August 13, 2002                       -----------------------
                                      Notary Public

                                      My Commission Expires:

                                      June 30, 2006
                                      ----------------------